Revenue	12 Months Ended
Jan. 31, 2019
Revenue [abstract]
Revenue
Revenue

	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2017
		(Adjusted*)
	£000	£000	£000
Analysis of revenue by category:
Licensing agreements	42,766	12,050	2,304
Research collaboration agreement	246	310	—
	43,012	12,360	2,304

Revenue recognized in the year consists of amounts received from the license and collaboration agreement with Sarepta Therapeutics, Inc., the license and commercialization agreement with Eurofarma Laboratórios S.A., and amounts received from a research collaboration agreement with F. Hoffmann-La Roche Ltd, which ended in February 2018. See Note 19 ‘Deferred revenue and income’ for details of amounts deferred in the Consolidated Statement of Financial Position.

	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2017
		(Adjusted*)
	£000	£000	£000
Analysis of revenue by geography:
United States	42,267	12,008	2,304
Latin America	499	42	—
Europe	246	310	—
	43,012	12,360	2,304

The analysis of revenue by geography has been identified on the basis of the customer’s geographical location.
* See Note 3 - ‘Changes to accounting policies - Adoption of IFRS 15 Revenue from contracts with customers.’
5. Revenue (continued)
Sarepta Therapeutics, Inc.
On October 4, 2016, Summit announced its entry into an exclusive license and collaboration agreement with Sarepta Therapeutics, Inc. (‘Sarepta’), pursuant to which Summit granted Sarepta the exclusive right to commercialize products in the Group’s utrophin modulator pipeline in the European Union, Switzerland, Norway, Iceland, Turkey and the Commonwealth of Independent States (the 'Sarepta Agreement'). Such products included the Group’s former lead product candidate, ezutromid, and its pipeline of second generation and future generation small molecule utrophin modulators for the treatment of Duchenne muscular dystrophy. The Group also granted Sarepta an option to expand the licensed territory to include specified countries in Central and South America. The Group would retain commercialization rights in the rest of the world.
Under the Sarepta Agreement, the Group received from Sarepta an upfront payment of $40.0 million (£32.8 million), in October 2016, and a development milestone payment of $22.0 million (£17.2 million), in May 2017, which was payable after the first dosing of the last patient in PhaseOut DMD, its Phase 2 clinical trial of ezutromid. The terms of the contract were assessed under IFRS 15 Revenue from contracts with customers, and the upfront payment, first development milestone payment and relevant development cost share income are included in the transaction price which was reported as deferred revenue in the Consolidated Statement of Financial Position and recognized as revenue over the development period.
In June 2018, the Group announced the discontinuation of the development of ezutromid after PhaseOut DMD did not meet its primary or secondary endpoints. As a result, the Group has updated the development period over which the revenues are recognized, as described in Note 3 'Changes to accounting policies - Adoption of IFRS 15 Revenue from contracts with customers.' The development period was deemed to have concluded in June 2018 in line with when development of ezutromid was discontinued. This resulted in all revenues relating to the Sarepta Agreement that were previously deferred in the Statement of Financial Position being released in full to the Statement of Comprehensive Income.
As part of the Sarepta Agreement, the Group agreed to collaborate with Sarepta on the research and development of the licensed products pursuant to a joint development plan through a joint steering committee comprised of an equal number of representatives from each party. The Group had been solely responsible for all research and development costs for the licensed products until December 31, 2017. From January 1, 2018, the Group was responsible for 55% of the budgeted research and development costs related to the licensed products in the licensed territory, and Sarepta was responsible for 45% of such costs. Any costs in excess of 110% of the budgeted amount are borne by the party that incurred such costs. This development cost share income is recognized as part of licensing agreements revenue as the Group is acting as a principal in the scope of the research and development activities of the agreement. The Group continues to receive cost share income for both wind-down activities in relation to the ezutromid clinical trial and next and future generation utrophin modulation development activities. Such income is recognized as revenue using an input method based on costs incurred over the duration of the contract.

Eurofarma Laboratórios S.A.
On December 21, 2017, Summit announced it had entered into an exclusive license and commercialization agreement with Eurofarma Laboratórios S.A. ('Eurofarma'), pursuant to which the Group granted Eurofarma the exclusive right to commercialize ridinilazole in specified countries in South America, Central America and the Caribbean (the 'Eurofarma Agreement'). The Group has retained commercialization rights in the rest of the world.
Under the terms of the Eurofarma Agreement, the Group received an upfront payment of $2.5 million (£1.9 million) from Eurofarma. The terms of the contract have been assessed, and the Group believes the development services to be indistinguishable from the license and as a result the upfront payment was initially reported as deferred revenue in the Consolidated Statement of Financial Position and is being recognized as revenue over the development period. Accordingly, £0.5 million of revenue will be released during each subsequent financial year until all amounts have been realized in the Consolidated Statement of Comprehensive Income.
In addition, the Group will be entitled to receive an additional $3.75 million in development milestones upon the achievement of staged patient enrollment targets in the licensed territory in one of the Group's two planned Phase 3 clinical trials of ridinilazole. The Group is eligible to receive up to $21.4 million in development, commercial and sales milestones when cumulative net sales equal or exceed $100.0 million in the Eurofarma licensed territory. Each subsequent achievement of an additional $100.0 million in cumulative net sales will result in the Group receiving additional milestone payments, which, when combined with anticipated product supply transfer payments from Eurofarma paid to the Group in connection with a commercial supply agreement to be entered into between the two parties, will provide payments estimated to range from a mid- to high-teens percentage of cumulative net sales in the Eurofarma licensed territory. The Group estimates such product supply transfer payments from Eurofarma will range from a high single-digit to low double-digit percentage of cumulative net sales in the licensed territory.